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                            FANNIE MAY HOLDINGS, INC.
                           ARCHIBALD CANDY CORPORATION
                           1137 West Jackson Boulevard
                                Chicago, IL 60607

                                 October 2, 2001

To the Purchasers under
the Securities Purchase
Agreement dated as of
October 30, 1991, as amended

Ladies and Gentlemen:

          Reference is made to that certain Securities Purchase Agreement dated as of October 30, 1991, as amended (the "Agreement") among Fannie May Holdings, Inc., a Delaware corporation ("Holdings"), Archibald Candy Corporation, an Illinois corporation (the "Company"), and the undersigned Purchasers.

          All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Agreement.

          The Company has advised the Purchasers that the Company intends to cause its wholly-owned subsidiary, Sweet Factory Group, Inc., a Delaware corporation ("SFG"), and its three wholly-owned subsidiaries, Sweet Factory, Inc., SF Candy Company and SF Properties, Inc., each a Delaware corporation, to file a voluntary petition (the "Petition") under Chapter 11 of the United States Bankruptcy Code (the "Sweet Factory Bankruptcy").

          In addition, the Company also has advised the Purchasers that the Company intends to enter into an overadvance agreement (the "Overadvance Agreement") with The CIT Group/Business Credit, Inc. ("CIT"), the agent and sole lender under the Company's revolving credit facility, pursuant to which, among other things, CIT will grant a $5.0 million overadvance (the "Overadvance") to the Company through December 27, 2001. As a condition precedent to the Overadvance Agreement, CIT has required that certain of Holdings' stockholders (the "Participants") agree to participate in 50% of any Overadvance that remains outstanding on December 28, 2001. In consideration for the Participants' agreement to participate in the Overadvance, the Company desires to pay to certain of the Participants a participation fee in the aggregate amount of up to $125,000 in cash (the "Participation Fee").

          1. Each Purchaser, by its execution of this letter below, acknowledges and agrees that neither the Sweet Factory Bankruptcy nor the Company's payment of the Participation Fee shall constitute an Event of Default under the Agreement.

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          2. Except as specifically modified by this letter, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and performance of this letter shall not, except as expressly provided herein, constitute a waiver of any provisions of, or operate as a waiver of any right, power or remedy of the Purchasers under, the Agreement.

          3. This letter may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          4. THIS LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                            [signature pages follow]

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                                        FANNIE MAY HOLDINGS, INC.

                                        By:   /s/ RICHARD J. ANGLIN
                                           -------------------------------------

                                        Title:  Vice President - Chief Financial
                                                Officer

                                        ARCHIBALD CANDY CORPORATION

                                        By:   /s/ RICHARD J. ANGLIN
                                           -------------------------------------

                                        Title:  Vice President - Chief Financial
                                                Officer

  Acknowledged and agreed to as of the date set forth opposite their signature.

                                        TCW SPECIAL PLACEMENTS FUND III
Dated:  October 2, 2001
                                        By:  TCW Capital
                                        Its:  Managing General Partner

                                             By:  TCW Asset Management Company
                                             Its:  Managing General Partner

                                                 By:   /s/ RAYMOND F. HENZE
                                                    ----------------------------
                                                 Title:  Group Managing Director

                                        TCW CAPITAL, as Investment Manager
                                        pursuant to an Investment Management
                                        Agreement dated as of June 19, 1989
Dated:  October 2, 2001
                                        By:  TCW Asset Management Company
                                        Its:  Managing General Partner

                                                 By:   /s/ RAYMOND F. HENZE
                                                    ----------------------------
                                                 Title:  Group Managing Director

                                        TCW CAPITAL, as Investment Manager
                                        pursuant to an Investment Management
                                        Agreement dated as of April 18, 1990
Dated:  October 2, 2001
                                        By:  TCW Asset Management Company
                                        Its:  Managing General Partner

                                                 By:   /s/ RAYMOND F. HENZE
                                                    ----------------------------
                                                 Title:  Group Managing Director

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                                               MEZZANINE CAPITAL
Dated:  October 2, 2001
                                        By:  TCW Asset Management Company
                                        Its:  Managing General Partner

                                                 By:   /s/ RAYMOND F. HENZE
                                                    ----------------------------
                                                 Title:  Group Managing Director

                                        JZ EQUITY PARTNERS PLC
                                        (f/k/a MCIT (EXISTING POOL) LIMITED)
Dated:  October 2, 2001
                                        By:   /s/
                                           -------------------------------------
                                        Title:  Investment Adviser

                                        WCT INVESTMENT PTE. LTD
Dated:  October 2, 2001
                                        By:   /s/ BRETT K. FISHER
                                           -------------------------------------
                                        Title:  Director

                                        JORDAN INDUSTRIES, INC.
Dated:  October 2, 2001
                                        By:   /s/ THOMAS H. QUINN
                                           -------------------------------------
                                        Title:
                                              ----------------------------------